
DASHBOARD
Hi Lisa,
PREVENTATIVE SERVICES
Ready An Agent
Track Me On The Go
Send Me A Car
Roadside Assistance
Video Monitor Me
Security Check
Telemedicine
Bodyguard
URGENT SERVICES
DIAL 911
SIREN

THE REVOLUTION IS HERE:

AI-Powered Preventative Personal Security

Our Bond - NASDAQ OBAI

LD Micro – May 2026

Forward-looking statements disclaimer

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers that forward-looking statements are predictions based on our current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Our actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including the risks discussed under the caption “Item 1A. Risk Factors” in Part II of our most recent Quarterly Report on Form 10-Q, or under the caption “Item 1A. Risk Factors” in Part I of our Annual Report on Form 10-K, and in our other filings with the SEC, copies of which are available on the SEC's website at www.sec.gov. Our Bond, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise that occur after the date of this release, except as required by law.

Democratizing Personal Security:
New Paradigm of AI-Powered **Preventative** Personal Security for All

Bond is your Personal Security Companion 24/7 Everywhere
You Are Never Alone Again

The Largest and Most Forward-Thinking Corporations Adopted Bond for Employees


9:41
DASHBOARD
LOCATION SERVICES
Hi Lisa,
in New York, NY
PREVENTATIVE SERVICES
Ready An Agent
Track Me On The Go
Send Me A Car
Roadside Assistance
Video Monitor Me
Security Check
Telemedicine
Bodyguard
Chat
Call
Video
URGENT SERVICES
SOS
SIREN

We Took A Page From Preventative Medicine: How Bond is Transforming Personal Safety

> 1.25 million security service request handled, including >10,000 emergencies and life saving situations

Bond Security Advisors



Secretary Carlos Gutierrez
Former U.S Secretary of Commerce



Mark Sullivan
Former Director, U.S. Secret Service



John Pistole
Former Deputy Director of FBI, Former Administrator of TSA, and President, Anderson University



Commissioner Raymond Kelly
Former Commissioner, New York Police Department



Prefet (hon) Gilles Leclair
Former Special Advisor for Homeland Security, Police Expert for France and EU in the field of Organized crime and Counter-Terrorism



Eytan Ben David
Former Head of Israeli Government's VIP/Dignitaries Protection Unit



Lt. Gen. Jason T. Evans
3-Star General, United States Army (Ret.)



Commissioner Ed Davis
Former Police Commissioner, Boston Police Department



Commissioner Kathleen O'Toole
Former Chief of Police, Seattle and Former Police Commissioner, Boston



Richard Staropoli
Former CIO, Department of Homeland Security
Former Special Agent, U.S. Secret Service



Sir George Hamilton
Former Chief Constable of the Police Service of Northern Ireland



Jody Weis
Former Superintendent, Chicago PD
Former FBI Special Agent in Charge, Philadelphia



Chris Botha
Former Assistant Commissioner (Major General), South African Police Service



Chiko Scozzafava
Former Special Agent, U.S. Secret Service



Philippe Devred
Former Commander of French Counter Terrorism Coordination Unit

BOND MOBILE APP: ACCESS TO ALL SERVICES


9:41
DASHBOARD
LOCATION SERVICES
Hi Lisa,
in New York, NY
VIEW
PREVENTATIVE SERVICES
Ready An Agent
Put agent on standby until I feel safe
Track Me On The Go
Track me until I reach my destination
Send Me A Car
Request a ride to a place where I feel safe
Roadside Assistance
Bond coordinates roadside help for you
LIVE
Video Monitor Me
Instantly video-monitor me if I'm feeling uneasy
Security Check
Schedule Bond to check on me or someone else
Telemedicine
Connect to a doctor by phone or video
Bodyguard
Schedule a physical bodyguard for me
SECURITY AGENT
Chat
Call
Video
URGENT SERVICES
SOS
DIAL 911
SIREN
Informational Services
Preventative Services
Security Concierge Services
Urgent Services
DASHBOARD
LOCATION SERVICES
Chris Lavender
SECURITY AGENT
URGENT SERVICES
911
DIAL 911
SIREN

Bond’s ROI for Customers

- *“Engagement is way up with Bond”*
  - Retention improves and replacement costs go down
  - Recruiting improves with faster hiring speed and greater efficiency

- Bond deters violent incidents at work, at home, and during the commute
  - Fewer workers compensation claims
  - Fewer health insurance claims outside of work
  - Fewer legal cases and fewer settlements
  - Fewer missed days and greater productivity

- <u>Bond pays for itself</u> via greater engagement and reduced incident costs

THANK YOU

NASDAQ OBAI

e-mail: InvestorRelations@OurBond.com

bond